Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uranium Plus Corporation (the “Company”) on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Graham, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 31st day of March, 2009.

/s/ James Graham

James Graham

Chief Executive Officer and Principal Financial Officer